UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 8, 2010

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The following is a summary of Annaly Capital Management, Inc.’s (the “Company”) Generally Accepted Accounting Principles (“GAAP”) earnings for the quarter and year ended December 31, 2009. The Company has not yet finalized its financial results for the fourth quarter and year ended December 31, 2009 and, accordingly, information regarding these periods is subject to adjustments that could be material.

Net income for the quarter ended December 31, 2009, was $729.3 million or $1.31 per average share available to common shareholders, as compared to a net loss of $507.0 million or $0.95 per average share related to common shareholders for the quarter ended December 31, 2008, and net income of $285.2 million or $0.51 per average share available to common shareholders for the quarter ended September 30, 2009.

Net income for the year ended December 31, 2009, was $2.0 billion or $3.55 per average share available to common shareholders, as compared to net income of $346.2 million or $0.64 per average share available to common shareholders for the year ended December 31, 2008.

During the quarter ended December 31, 2009, the Company sold $3.0 billion of Mortgage-Backed Securities, resulting in a realized gain of $91.2 million. During the quarter ended December 31, 2008, the Company sold $4.3 billion of Mortgage-Backed Securities, resulting in a realized loss of $468,000. During the quarter ended September 30, 2009, the Company sold $194.3 million of Mortgage-Backed Securities, resulting in a realized gain of $591,000.

During the year ended December 31, 2009, the Company sold $4.6 billion of Mortgage-Backed Securities, resulting in a realized gain of $99.1 million. During the year ended December 31, 2008, the Company sold $15.1 billion of Mortgage-Backed Securities, resulting in a realized gain of $10.7 million.

Common dividends declared for the quarter ended December 31, 2009, were $0.75 per share, as compared to $0.50 per share for the quarter ended December 31, 2008, and $0.69 per share for the quarter ended September 30, 2009. The annualized dividend yield on the Company’s common stock for the quarter ended December 31, 2009, based on the December 31, 2009 closing price of $17.35, was 17.29% . The Company provided an annualized return on average equity of 30.73% for the quarter ended December 31, 2009, as compared to an annualized loss on average equity of 28.12% for the quarter ended December 31, 2008, and an annualized return on average equity of 12.60% for the quarter ended September 30, 2009.

Common dividends declared for the year ended December 31, 2009, were $2.54 per share, as compared to $2.08 per share for the year ended December 31, 2008. The annualized dividend yield on the Company’s common stock for the year ended December 31, 2009, based on the December 31, 2009 closing price of $17.35, was 14.64% . The Company provided a return on average equity of 22.69% for the year ended December 31, 2009, as compared to a return on average equity of 5.18% for the year ended December 31, 2008.

For the quarter ended December 31, 2009, the annualized yield on average earning assets was 4.84% and the annualized cost of funds on the average repurchase balance was 2.05%, which resulted in an average interest rate spread of 2.79% . This is a 108 basis point increase over the 1.71% annualized interest rate spread for the quarter ended December 31, 2008, and a 14 basis point increase over the 2.65% average interest rate spread for the quarter ended September 30, 2009.

For the year ended December 31, 2009, the yield on average earning assets was 4.99% and the cost of funds on the average repurchase balance was 2.47%, which resulted in an average interest rate spread of 2.52% . This is a 71 basis point increase over the 1.81% interest rate spread for the year ended December 31, 2008.

At December 31, 2009, the weighted average yield on assets was 4.51% and the weighted average cost of funds, including the effect of interest rate swaps, was 2.11%, which resulted in an interest rate spread of 2.40% . Leverage at December 31, 2009, was 5.7:1 compared to 6.4:1 at December 31, 2008, and 6.0:1 at September 30, 2009.

Fixed-rate securities comprised 74% of the Company’s portfolio at December 31, 2009. The balance of the portfolio was comprised of 21% adjustable-rate mortgages and 5% LIBOR floating-rate collateralized mortgage obligations. At December 31, 2009, the Company had entered into interest rate swaps with a notional amount of $21.5 billion, or 34% of the portfolio. The purpose of the swaps is to mitigate the risk of rising interest rates that affect the Company’s cost of funds. Since the Company receives a floating rate on the notional amount of the swaps, the effect of the swaps is to lock in a spread relative to the cost of financing. As of December 31, 2009, all of the Company’s Investment Securities were Fannie Mae, Freddie Mac and Ginnie Mae Mortgage-Backed Securities, which carry an actual or implied “AAA” rating.

The following table summarizes portfolio information for the Company:

	December 31,	December 31,	September 30,
	2009	2008	2009
Leverage at period-end	5.7:1	6.4:1	6.0:1
Fixed-rate investment securities as a percentage of portfolio	74%	64%	71%
Adjustable-rate investment securities as a percentage of portfolio	21%	28%	24%
Floating-rate investment securities as a percentage of portfolio	5%	8%	5%
Notional amount of interest rate swaps as a percentage of portfolio	34%	32%	32%
Annualized yield on average earning assets during the quarter	4.84%	5.50%	4.89%
Annualized cost of funds on average repurchase balance during
the quarter	2.05%	3.79%	2.24%
Annualized interest rate spread during the quarter	2.79%	1.71%	2.65%
Weighted average yield on assets at period-end	4.51%	5.03%	4.55%
Weighted average cost of funds at period-end	2.11%	4.08%	2.15%
Interest rate spread at period-end	2.40%	0.95%	2.40%
Weighted average receive rate on interest rate swaps at period-end	0.25%	1.18%	0.28%
Weighted average pay rate on interest rate swaps at period-end	3.85%	4.66%	3.98%

The Constant Prepayment Rate was 19% during the fourth quarter of 2009, as compared to 10% during the fourth quarter of 2008, and 21% during the third quarter of 2009. The weighted average cost basis of the Company’s Investment Securities was 101.5 at December 31, 2009. The net amortization of premiums and accretion of discounts on Investment Securities for the quarters ended December 31, 2009, December 31, 2008, and September 30, 2009, was $79.2 million, $26.8 million, and $75.1 million, respectively. The total net premium remaining unamortized at December 31, 2009, December 31, 2008, and September 30, 2009, was $1.2 billion, $555.0 million, and $1.1 billion, respectively.

General and administrative expenses as a percentage of average assets were 0.21%, 0.18% and 0.19% for the quarters ended December 31, 2009, December 31, 2008, and September 30, 2009, respectively. At December 31, 2009, December 31, 2008, and September 30, 2009, the Company had a common stock book value per share of $16.95, $12.94 and $16.52, respectively.

At December 31, 2009, Annaly’s wholly-owned registered investment advisors had under management approximately $11.5 billion in net assets and $19.1 billion in gross assets, as compared to $7.0 billion in net assets and $15.3 billion in gross assets at December 31, 2008 and $11.3 billion in net assets and $22.6 billion in gross assets at September 30, 2009. For the quarter ended December 31, 2009, the investment advisors earned investment advisory and service fees, net of fees paid to distributors, of $14.4 million, as compared to $6.9 million for the quarter ended December 31, 2008 and $14.1 million for the quarter ended September 30, 2009.

ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)

	December 31, 2009 (Unaudited)	September 30, 2009 (Unaudited)	June 30, 2009 (Unaudited)	March 31, 2009 (Unaudited)	December 31, 2008(1)
ASSETS

Cash and cash equivalents	$1,504,568	$1,723,341	$1,352,798	$1,035,118	$909,353
Reverse repurchase agreements with affiliate	328,757	226,264	170,916	452,480	562,119
Reverse repurchase agreements	425,000	100,000	-	-	-
Mortgage-Backed Securities, at fair value	64,805,725	66,837,761	65,165,126	58,785,456	55,046,995
Agency debentures, at fair value	915,752	625,615	616,893	-	598,945
Investments with affiliates	242,198	239,740	156,990	51,418	52,795
Securities borrowed	29,077	-	-	-	-
Receivable for Mortgage-Backed Securities sold	732,134	-	412,214	33,009	75,546
Accrued interest and dividends receivable	318,919	332,861	313,772	291,347	282,532
Receivable from Prime Broker	3,272	16,886	16,886	16,886	16,886
Receivable for advisory and service fees	12,566	12,807	10,039	6,507	6,103
Intangible for customer relationships	10,491	10,791	11,091	11,399	12,380
Goodwill	27,917	27,917	27,917	27,917	27,917
Interest rate swaps, at fair value	5,417	-	7,267	-	-
Other assets	14,397	8,695	5,346	5,717	6,044

Total assets	$69,376,190	$70,162,678	$68,267,255	$60,717,254	$57,597,615

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Repurchase agreements	$54,598,129	$55,842,840	$51,326,930	$48,951,178	$46,674,885
Payable for Investment Securities purchased	4,083,786	3,644,420	7,017,444	2,121,670	2,062,030
Accrued interest payable	89,460	97,693	102,662	112,457	199,985
Dividends payable	414,851	381,411	326,612	272,170	270,736
Securities Loaned	29,057	-	-	-	-
Accounts payable and other liabilities	10,005	37,991	40,115	23,970	8,380
Interest rate swaps, at fair value	533,362	788,065	722,700	1,012,574	1,102,285

Total liabilities	59,758,650	60,792,420	59,536,463	52,494,019	50,318,301

6.00% Series B Cumulative Convertible Preferred Stock:
4,600,000 shares authorized, 2,604,614, 2,604,614,
2,604,814, 2,607,564 and 3,963,525 shares issued and
outstanding, respectively	63,114	63,114	63,118	63,185	96,042

Stockholders’ Equity:
7.875% Series A Cumulative Redeemable Preferred
Stock: 7,412,500 authorized, 7,412,500
shares issued and outstanding	177,088	177,088	177,088	177,088	177,088
Common stock, par value $.01 per share, 987,987,500
authorized, 553,134,877, 552,778,531, 544,353,997,
544,339,785, and 541,475,366 issued and outstanding,
respectively	5,531	5,528	5,444	5,443	5,415
Additional paid-in capital	7,817,454	7,811,356	7,668,988	7,667,769	7,633,438
Accumulated other comprehensive income	1,891,317	1,959,994	1,362,134	1,121,551	252,230
Accumulated deficit	(336,964)	(646,822)	(545,980)	(811,801)	(884,899)

Total stockholders’ equity	9,554,426	9,307,144	8,667,674	8,160,050	7,183,272

Total liabilities, Series B Cumulative Convertible Preferred
Stock and stockholders’ equity	$69,376,190	$70,162,678	$68,267,255	$60,717,254	$57,597,615

     (1) Derived from the audited consolidated financial statements at December 31, 2008.

ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)
(dollars in thousands, except per share data)

	For the quarters ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Interest income:
Investments	$751,560	$744,523	$710,401	$716,015	$740,282
Securities loaned	103	-	-	-	-
Total interest income	751,663	744,523	710,401	716,015	740,282

Interest expense:
Repurchase agreements	286,672	307,777	322,596	378,625	450,805
Securities borrowed	92	-	-	-	-
Total interest expense	286,764	307,777	322,596	378,625	450,805

Net interest income	464,899	436,746	387,805	337,390	289,477

Other income (loss)
Investment advisory and service fees	14,835	14,620	11,736	7,761	7,224
Gain (loss) on sale of Mortgage-Backed Securities	91,150	591	2,364	5,023	(468)
Loss from trading securities	-	-	-	-	(2,010)
Dividend income from available-for-sale equity securities	7,647	5,398	3,221	918	612
Loss on receivable from Prime Broker(1)	(13,613)	-	-	-	-
Unrealized gain (loss) on interest rate swaps	212,456	(128,687)	230,207	35,545	(768,268)
Total other income (loss)	312,475	(108,078)	247,528	49,247	(762,910)

Expenses
Distribution fees	418	478	432	428	287
General and administrative expenses	36,880	33,344	30,046	29,882	26,957
Total expenses	37,298	33,822	30,478	30,310	27,244

Income (loss) before loss on equity method investment
and income taxes	740,076	294,846	604,855	356,327	(500,677)

Loss on equity method investment	252	-	-	-	-

Income taxes	10,489	9,657	7,801	6,434	6,302

Net income (loss)	729,335	285,189	597,054	349,893	(506,979)

Dividends on preferred stock	4,625	4,625	4,625	4,626	5,135

Net income (loss) available (related) to common
shareholders	$724,710	$280,564	$592,429	$345,267	($512,114)

Net income (loss) available (related) per share to common
shareholders:
Basic	$1.31	$0.51	$1.09	$0.64	($0.95)
Diluted	$1.30	$0.51	$1.08	$0.63	($0.95)

Weighted average number of common shares
outstanding:
Basic	552,917,499	547,611,480	544,344,844	542,903,110	541,099,147
Diluted	559,336,066	553,376,285	550,099,709	548,551,328	541,099,147

Net income (loss)	$729,335	$285,189	$597,054	$349,893	($506,979)
Other comprehensive (loss) income:
Unrealized (loss) gain on available-for-sale securities	(25,190)	542,396	176,013	820,178	863,018
Unrealized gain on interest rate swaps	47,663	56,055	66,934	54,166	50,242
Reclassification adjustment for (gains) losses included in net income	(91,150)	(591)	(2,364)	(5,023)	468
Other comprehensive (loss) income	(68,677)	597,860	240,583	869,321	913,728
Comprehensive income	$660,658	$883,049	$837,637	$1,219,214	$406,749

(1)	The Company invested $45,000,000 in an equity fund and has redeemed $56,000,000. Assets of the fund still remain at the prime broker, Lehman Brothers International (Europe) (in administration) (“LBIE”), which is in bankruptcy and the ultimate recovery of such amount remains uncertain. The Company has entered into the Claims Resolution Agreement between Lehman Brothers International (Europe) (in administration) and certain eligible offerees effective December 29, 2009 with respect to these assets (the “CRA”). Given the great degree of uncertainty as to the status of the Company’s assets, other than specific assets that remain directly in the control of LBIE that the Company has valued in accordance with the CRA, the Company has valued the assets at an 80% discount.

     ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollars in thousands, except per share data)

	For the twelve months ended
	December 31, 2009
	(Unaudited)	December 31, 2008(1)
Interest income
Investments	$2,922,499	$3,115,428
Securities loaned	103	-
Total interest income	2,922,602	3,115,428

Interest expense
Repurchase agreements	1,295,670	1,888,912
Securities borrowed	92	-
Total interest expense	1,295,762	1,888,912

Net interest income	1,626,840	1,226,516

Other income (loss):
Investment advisory and service fees	48,952	27,891
Gain on sale of Mortgage-Backed Securities	99,128	10,713
Income from trading securities	-	9,695
Dividend income from available-for-sale equity securities	17,184	2,713
Loss on other-than-temporarily impaired securities	-	(31,834)
Loss on receivable from Prime Broker	(13,613)	-
Unrealized gain (loss) on interest rate swaps	349,521	(768,268)
Total other income (loss)	501,172	(749,090)

Expenses
Distribution fees	1,756	1,589
General and administrative expenses	130,152	103,622
Total expenses	131,908	105,211

Income before loss on equity method investment, income taxes and
noncontrolling interest	1,996,104	372,215

Loss on equity method investment	252	-

Income taxes	34,381	25,977

Net income	1,961,471	346,238

Noncontrolling interest	-	58

Net income attributable to controlling interest	1,961,471	346,180

Dividends on preferred stock	18,501	21,177

Net income available to common shareholders	$1,942,970	$325,003

Net income available per share to
common shareholders:
Basic	$3.55	$0.64
Diluted	$3.52	$0.64
Weighted average number of common shares outstanding:
Basic	546,973,036	507,024,596
Diluted	553,130,643	507,024,596

Net income attributable to controlling interest	$1,961,471	$346,180

Other comprehensive income:
Unrealized gain on available-for-sale securities	1,513,397	319,226
Unrealized gain on interest rate swaps	224,818	64,080
Reclassification adjustment for gains (losses) included in net income	(99,128)	21,121
Other comprehensive income	1,639,087	404,427
Comprehensive income	$3,600,558	$750,607

(1) Derived from the audited consolidated financial statements at December 31, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date: February 8, 2010